 Southwest Iowa Renewable Energy
 Amendment No. 02
 Contract No. P0607M01032
 Funding Agreement 07-HQJC-005

                                    AMENDMENT

           PROGRAM:                                             HQJC
           FUNDING AGREEMENT NUMBER:                            07-HQJC-005
           AMENDMENT NUMBER:                                    02

          THIS AMENDMENT is made by and between the IOWA DEPARTMENT OF ECONOMIC
 DEVELOPMENT, (hereafter "Department" or "IDED"), 200 East Grand Avenue, Des
 Moines, Iowa 50309, an agency of the State of Iowa and Southwest Iowa Renewable
 Energy (hereafter "Contractor"), 2101 South 42"a Ave., Council Bluffs, Iowa
 51501-8409.

          Contractor, by correspondence dateci February 22, 2008 requested that the contract be amended. Funding Agreement Number 07-HQJC-005, along with Master
Contract Exhibits C and D, are hereby modified as follows:

1.  REVISION OF ARTICLE 3.1 (a) (i) (ii), "HIGH QUALITY JOBS Program Benefit"
    Article 3.1 (a) (i), "High Quality Jobs," is amended as follows:

               The Business may claim an investment tax credit as provided in
               Iowa Code section 15.333. An investment tax credit may be claimed of the qualifying expenditures, not to exceed $10,000,000 as defined below in subparagraph (iv), directly related to new jobs created by the start-up, location, expansion, or modernization of the approved business under the program. The credit is to be taken in the year the qualifying asset is placed in service. Any credit in excess of the tax liability for the tax year may be credited to the tax liability for the following seven years or until depleted, whichever occurs first.

               3.1 (a) (ii) Amortization Schedule is amended as follows:
               Amortization Schedule

              ------------------------------------------------------------
                      July 1, 2006 -- June 30, 2007   $2,000,000
                      July 1, 2007 -- June 30, 2008   $2 000 000
                      July 1, 2008 -- June 30, 2009   $2,000,000
                      July 1, 2009 -- June 30, 2010   $2,000,000
                      July 1, 2010 -- June 30, 2011   $2,000 000
              ------------------------------------------------------------

2.   REVISION OF EXHIBIT C -- DESCRIPTION OF THE PROJECT AND AWARD BUDGET
     Exhibit C is amended to show the source of funds changes as the following:

                                        1

 Southwest Iowa Renewable Energy
 Amendment No. 02
 Contract No. P0607M01032
 Funding Agreement 07-HQJC-005

     Business/Investors amount changed to $113,07.5,389, Bank amount changed to
     $111,000,000 and IDOT, RISE, Rail changed to $360,000. The land acquisition amount changed to $2,064,090, site preparation changed to $9,438,098, building construction changed to $197,618,201, Mfg machinery and equipment changed to $2,250,000, other machinery changed to $80,000, computer hardware changed to $200,000, computer software changed to $100,000, working capital changed to $12,650,000 and job training changed to
     $235,000. The total Award Budget changed from $170,635,000 to $224,635,389.

     Revised Exhibit C is attached and hereby incorporated by reference in
     Amendment Number 02.

     3. REVISION OF EXHIBIT 4.2 QUALIFYING INVESTMENT Article 4.2, "Qualifying
Investment," is amended as follows:

         4.2 Within five (5) years of the Effective Date (as defined in the
         Master Agreement), the Business shall make a qualifying investment of
         $211,570,389.

Except as otherwise revised above, the terms, provisions, and conditions of
Funding Agreement Number 07-HQJC-005 remain unchanged and are in full force and effective as of the latest date stated below:

FOR CONTRACTOR:                         FOR IDED:

  /s/ Mark Drake, President & CEO
  -------------------------------------
  Signature, Title

  Date May 27, 2008
  --------------------

             DESCRIPTION OF THE PROJECT AND AWARD BUDGET
                                   (EXHIBIT C)
                                AMENDED 4-15-08

          Name of Business:  Southwest Iowa Renewable Energy, LLC
                             ------------------------------------

          Contract Number:   P0607M01032
                             ------------------------------------

          Amendment #        2
                             ------------------------------------

                               PROJECT DESCRIPTION

  Southwest Iowa Renewable Energy, LLC will construct a 110 million gallon ethanol plant in Pottawattamie County The project involves land acquisition, site preparation, building construction, acquisition of machinery and equipment, watertsewer, rail, electric/steam, job training and working capital
  The Business will create 54 full time equivalent positions as a result of this project

                                   VAP                        HQJC
                                   ---                        ----

 Project Completlon Date:     July 31, 2009                  July 31, 2011
 Job Maintenance Period:      July 31, 2011                  July 31, 2013

                                  AWARD BUDGET

          SOURCE OF FUNDS                                        USE OF FUNDS
                                Amount                                                               Cost
                                ------                                                               ----

     IDED Programs                                              * Land Acquisition                 $2,064,090
     VAP                     $200,000 loan/forgivable loan      * Site Preparation                 $9,438,098
     HQJC Program Benefits      (1) See Note                    * Building Construction          $197,618,201
                                                                * Mfg Machinery and Equipment      $2,250,000
                                                                Other Machinery                       $80,000
                                                                Computer Hardware                    $200,000
                                                                Working Capital                   $12,650,000
     Business/Investors      $113,075,389 equity                Job Training                         $235,000
     Bank                    $111,000,000 loan
     IDOT, RISE, Rail            $360,000 rail loan

 (1)    $15,176,407 (estimated benefit value)

              SUB TOTAL     $224,635,389                                    SUBTOTAL             $224,635,389
                                                                * included as capital investment if awarded
                                                                  tax credit program

              SUB TOTAL               $0                                     SUB TOTAL                     $0

TOTAL ALL FUNDS             $224,635,389                                                         $224,635,389